                                                                  Exhibit 99.2





                                TABLE OF CONTENTS
                                                                           PAGE

Notes to unaudited pro forma combined condensed financial statements..........1
Pro forma combined condensed balance sheet as of December 31, 2000............2
Notes to pro forma combined condensed balance sheet as of December 31, 2000...3 Pro forma combined condensed statement of operations for the year ended December 31, 2000.....................................................4
Notes to pro forma combined condensed statement of operations for the year ended December 31, 2000................................................5

               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


    On March 28, 2001, Inverness Medical Technology, Inc. ("Inverness") acquired LXN Corporation ("LXN"). The aggregate purchase price was approximately $27,615,000, which consisted of $6,133,000 in cash advanced to LXN to fund LXN's pre-merger cash requirements, 795,069 shares of Inverness' common stock with a fair value of $19,495,000, an option to purchase up to 83,333 shares of Inverness' common stock with a fair value of $1,483,000, $302,000 in costs to exit certain activities of LXN and $202,000 in direct acquisition costs. The acquisition is accounted for as a purchase. Accordingly, the operating results of LXN will be included in Inverness' financial results from the date of acquisition. The allocation of the purchase price to the fair value of the assets acquired is based upon the tentative results of an independent appraisal of the fair value of the assets of LXN. The unaudited pro forma combined condensed financial statements combine (i) the historical consolidated balance sheets of Inverness and LXN as of December 31, 2000 and (ii) the historical statements of operations for the year ended December 31, 2000 as if the acquisition was consummated on January 1, 2000. The pro forma information is not necessarily indicative of either the results which would have actually been reported if the acquisition of LXN occurred on January 1, 2000 or results which may be reported in the future.

               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET

                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)


                                                              HISTORICAL                             PRO FORMA
                                                    --------------------------------    ------------------------------------
                                                                                                                COMBINED
                                                      INVERNESS            LXN           ADJUSTMENTS             COMPANY
                                                    --------------     -------------    --------------        --------------
                      ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                        $ 82,271,911       $    901,642     $ (6,132,952)  (1)    $  77,040,601
   Restricted cash                                            --          1,114,908               --              1,114,908
   Accounts receivable                                30,967,763             56,776               --             31,024,539
   Inventories                                        14,968,566          1,528,250               --             16,496,816
   Prepaid expenses and other current assets             857,281            563,277               --              1,420,558
                                                    --------------     -------------    --------------        --------------
   Total current assets                              129,065,521          4,164,853       (6,132,952)           127,097,422

PROPERTY AND EQUIPMENT, AT COST:
   Leasehold improvements                                879,743             38,103               --                917,846
   Buildings                                           1,078,982            367,565               --              1,446,547
   Machinery and equipment                            17,109,130          1,322,392               --             18,431,522
   Furniture and fixtures                                961,990          1,278,694               --              2,240,684
   Computer equipment and software                     2,405,024                 --               --              2,405,024
                                                    --------------     -------------    --------------        --------------
                                                      22,434,869          3,006,754               --             25,441,623
   Less accumulated depreciation                      (8,639,760)        (1,582,103)              --            (10,221,863)
                                                    --------------     -------------    --------------        --------------

PROPERTY AND EQUIPMENT, NET                           13,795,109          1,424,651               --             15,219,760
GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS,
  NET                                                 69,330,005                 --       25,497,751   (2)       94,827,756
IN-PROCESS RESEARCH AND DEVELOPMENT                           --                 --          523,000   (3)               --
                                                                                            (523,000)  (3)
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET
                                                       1,112,826             86,493               --              1,199,319
                                                    --------------     -------------    --------------        --------------

                                                    $213,303,461       $  5,675,997    $  19,364,799          $238,344,257
                                                    ==============     =============    ==============        ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current portion of notes payable                    $ 35,346,087       $  1,449,190    $          --          $  36,795,277
Accounts payable                                      20,751,341            900,969               --             21,652,310
Accrued expenses and other current liabilities        17,008,364          1,731,524          504,444   (4)       19,244,332
Current portion of deferred revenue                      360,960                 --               --                360,960
                                                    --------------     -------------    --------------        --------------

  Total current liabilities                           73,466,752          4,081,683          504,444             78,052,879
                                                    --------------     -------------    --------------        --------------

LONG-TERM LIABILITIES:
Deferred revenue                                         187,508                 --               --                187,508
Other long-term liabilities                              170,000                 --               --                170,000
Notes payable, net of current portion                 13,720,156                 --               --             13,720,156
                                                    --------------     -------------    --------------        --------------

  Total long-term liabilities                         14,077,664                 --               --             14,077,664
                                                    --------------     -------------    --------------        --------------
MANDATORILY REDEEMABLE PREFERRED STOCK
                                                       4,374,622         40,328,847      (40,328,847)  (5)        4,374,622
                                                    --------------     -------------    --------------        --------------
STOCKHOLDERS' EQUITY (DEFICIT):
Common stock                                              29,882              5,598           (5,598)  (5)           30,677
                                                                                                 795   (6)
Additional paid-in capital                           214,918,074         12,270,081      (12,270,081)  (5)      235,894,948
                                                                                          20,976,874   (6)
Less - Treasury stock, at cost                        (3,724,900)                --               --             (3,724,900)
Unearned stock-based compensation                             --         (2,641,286)       2,641,286   (5)               --
Accumulated deficit                                  (89,939,460)       (48,368,926)      48,368,926   (5)      (90,462,460)
                                                                                            (523,000)  (3)
Accumulated other comprehensive income                   100,827                 --               --                100,827
                                                    --------------     -------------    --------------        --------------

Total stockholders' equity (deficit)                 121,384,423        (38,734,533)      59,189,202            141,839,092
                                                    --------------     -------------    --------------        --------------

                                                    $213,303,461       $  5,675,997     $ 19,364,799           $238,344,257
                                                    ==============     =============    ==============        ==============


               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET

                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)


The accompanying unaudited pro forma condensed balance sheet has been prepared by combining the historical results of Inverness and LXN as of December 31, 2000 and reflects the following pro forma adjustments:

(1) Represents cash Inverness advanced to LXN to fund LXN's pre-merger cash requirements.

(2) Represents the portion of the purchase price allocated to goodwill and other intangible assets.

(3) Represents the portion of the purchase price allocated to in-process research and development projects and the related charge to operations for the value assigned to in-process research and development projects that had not reached technological feasibility and did not have a future alternative use.

(4)  Represents the accrual for direct acquisition and related severance costs.

(5)  Represents the elimination of the LXN equity accounts.

(6) Represents the issuance of 795,069 shares of Inverness common stock in exchange for all of the outstanding LXN capital stock and the fair value of an option to purchase up to 83,333 shares of Inverness common stock issued in connection with the acquisition.

               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


                                                             HISTORICAL                              PRO FORMA
                                                   --------------------------------     ------------------------------------
                                                                                                                COMBINED
                                                     INVERNESS            LXN             ADJUSTMENTS            COMPANY
                                                   --------------    --------------     ----------------      --------------
Net product sales                                   $169,867,829     $   4,523,522      $         --           $174,391,351
Grants and other revenue                                 476,443               --                 --                476,443
                                                   --------------    --------------     ----------------      --------------
Net revenues                                         170,344,272        4,523,522                 --            174,867,794
Cost of sales                                         99,723,395        4,544,287                 --            104,267,682
                                                   --------------    --------------     ----------------      --------------
Gross profit                                          70,620,877          (20,765)                --             70,600,112
                                                   --------------    --------------     ----------------      --------------
Operating expenses:
   Research and development                           12,489,032          433,373                 --             12,922,405
   Charge for in-process research and development             --               --            523,000     (1)             --
                                                                                            (523,000)    (2)
   Selling, general and administrative                38,733,682       11,018,882          2,779,608     (3)     50,053,065
                                                              --                          (2,479,107)    (4)
                                                   --------------    --------------     ----------------      --------------
                                                      51,222,714       11,452,255            300,501             62,975,470
Operating income (loss)                               19,398,163      (11,473,020)          (300,501)             7,624,642
Interest expense, including amortization of
  original issue discount                             (7,583,273)      (2,694,538)                --            (10,277,811)
Interest and other income, net                         1,785,259          224,522                 --              2,009,781
                                                   --------------    --------------     ----------------      --------------
Income (loss) before dividends and accretion on
  mandatorily redeemable preferred stock of a
  subsidiary                                          13,600,149      (13,943,036)          (300,501)              (643,388)
Dividends and accretion on mandatorily
  redeemable preferred stock of a subsidiary            (430,375)              --                 --               (430,375)
                                                   --------------    --------------     ----------------      --------------
Income (loss) before extraordinary loss and
  income taxes                                        13,169,774      (13,943,036)          (300,501)            (1,073,763)
Extraordinary loss on modification and early
  extinguishment of debt                              (2,361,518)              --                 --             (2,361,518)
                                                   --------------    --------------     ----------------      --------------
Income (loss) before income taxes                     10,808,256      (13,943,036)          (300,501)            (3,435,281)
Provision for income taxes                               168,633               --                 --                168,633
                                                   --------------    --------------     ----------------      --------------
Net income (loss)                                  $  10,639,623     $(13,943,036)      $    (300,501)        $  (3,603,914)
                                                   ==============    ==============     ================      ==============
Net income (loss) per common share - basic         $        0.43     $     (26.13)                             $      (0.16)
                                                   ==============    ==============                           ==============
Net income (loss) per common share - diluted       $        0.37     $     (26.13)                            $       (0.16)
                                                   ==============    ==============                           ==============
Weighted average shares - basic                      23,631,949           549,846            245,223     (5)     24,427,018
                                                   ==============    ==============     ================      ==============
Weighted average shares - diluted                    28,328,388           549,846         (4,451,216)    (6)     24,427,018
                                                   ==============    ==============     ================      ==============


               INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


The accompanying unaudited pro forma condensed statement of operations has been prepared by combining the historical results of Inverness and LXN for the year ended December 31, 2000 and reflects the following pro forma adjustments:

(1) Represents the charge to operations for the estimated fair values of certain in-process research and development projects.

(2) Represents the reversal of nonrecurring charges in accordance with Securities and Exchange Commission regulations.

(3) Reflects the amortization expense on acquired intangible assets based on their estimated useful lives ranging from 3 to 10 years.

(4)  Represents the reversal of stock-based compensation expense of LXN.

(5) Represents the increase in LXN shares to reflect the equivalent number of Inverness shares issued upon consummation of the acquisition.

(6) Represents the increase in LXN shares to reflect the equivalent number of Inverness shares issued upon consummation of the acquisition, net of the reduction by Inverness potential common stock equivalents that would have been antidilutive to the combined diluted net loss per common share.